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                                                                  EXHIBIT (c)(3)

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PRELIMINARY VALUATION

DECEMBER 27, 2000
================================================================================

MORGAN STANLEY DEAN WITTER

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PROJECT BOOMERANG

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////////////////////////////////////////////////////////////////////////////////
--------------------------------------------------------------------------------
TABLE OF CONTENTS

================================================================================

--------------------------------------------------------------------------------
SECTION 1           Executive Summary
--------------------------------------------------------------------------------
SECTION 2           Valuation Summary
--------------------------------------------------------------------------------
Tab A               Precedent Going Private Transactions Analysis
--------------------------------------------------------------------------------
Tab B               Comparable Companies Analysis
--------------------------------------------------------------------------------
Tab C               Discounted Cash Flow Analysis
--------------------------------------------------------------------------------
SECTION 3           Overview of Assumptions
--------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER

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INTRODUCTION

================================================================================

The analyses and valuations contained in this presentation were prepared based solely on information available to the general public and other information provided by Berlin and Boston. We have assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by us for the purposes of this presentation and Morgan Stanley Dean Witter does not assume any responsibility for the accuracy or completeness of any such information.

We have not made any independent valuation or appraisal of the assets or liabilities of Berlin, nor have we been provided with any such valuation or appraisal.

We have not reviewed the tax or accounting treatment of any transaction and our view does not cover such tax or accounting treatment, nor does it assume any particular tax or accounting treatment. Our views are based on financial, economic, market and other conditions prevailing as of the date of this presentation.

The objective of this analysis is to provide Boston's board of directors with a valuation base for discussion of fair value of Berlin and does not represent a fairness opinion on a potential or contemplated transaction.This analysis is being provided for informational purposes only and should not be relied upon to, or form the basis for, any decision or action by Boston's board of directors.

MORGAN STANLEY DEAN WITTER

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///  SECTION 1  ////////////////////////////////////////////////////////////////
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EXECUTIVE SUMMARY

================================================================================

MORGAN STANLEY DEAN WITTER

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///  EXECUTIVE SUMMARY  ////////////////////////////////////////////////////////
--------------------------------------------------------------------------------
EXECUTIVE SUMMARY

================================================================================

o Morgan Stanley Dean Witter Japan Limited ("MSDW") has been requested by the Board of Directors of Boston to prepare preliminary valuation views of Berlin based on:

    - Five Year Business Plan materials reviewed by Berlin's board in September 2000
    -    Renaissance Plan materials reviewed by Berlin's board on December 5,
         2000
    -    Other information provided by Berlin and Boston management
    -    Public information

o At Boston's request, no legal or accounting due diligence on Berlin was performed by MSDW, nor were any legal or accounting advisors retained for this purpose

o MSDW based its preliminary valuation views of Berlin on, among others things, a number of different valuation methodologies:

    -    Market-based valuation analysis
         -    Historical stock price analysis
         -    Precedent transactions analysis
         -    Comparable companies analysis
    -    Discounted cash flow analysis (DCF)
         -    Sensitivity case projections

MORGAN STANLEY DEAN WITTER

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///  EXECUTIVE SUMMARY  ////////////////////////////////////////////////////////
--------------------------------------------------------------------------------
PRELIMINARY EQUITY VALUE PER SHARE

================================================================================

--------------------------------------------------------------------------------
PRELIMINARY EQUITY VALUE PER SHARE(1)
$
--------------------------------------------------------------------------------

Average Market Price(1)
-----------------------

One Month                            7.73
Three Month                          7.68
Six Month                            8.72

Precedent Transactions Analysis
-------------------------------

20 to 50% premium to unaffected      9.75-12.19
price(2)

Comparable Companies Analysis(3)
--------------------------------

LTM EBITDA                           9.56-14.49

LTM (EBITDA - CAPEX)                 8.28-14.12

Discounted Cash Flow Analysis(3)
--------------------------------

Sensitivity Case(4)                  9.47-15.99

--------------------------------------------------------------------------------

NOTES
1.  Through December 22, 2000
2.  $8 1/8 per share as of December 22, 2000
3. Valuations indications are based on estimated value of the debt and minority interest ($176.4 MM) as of December 31, 2000; using the projected book value of the debt as of December 31, 2000 ($219.8 MM) would decrease the value of the common stock by $43.4 MM, or $4.56 per share.
4.  Sensitivity case to the Berlin's management projection.

MORGAN STANLEY DEAN WITTER

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///  EXECUTIVE SUMMARY  ////////////////////////////////////////////////////////
--------------------------------------------------------------------------------
BERLIN'S STOCK PRICE PERFORMANCE

PAST ONE YEAR PERIOD
================================================================================

     [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
              DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
                          THE PURPOSE OF EDGAR FILING.]





          [LINE CHART SHOWING BERLIN'S STOCK PRICE PERFORMANCE FOR THE
             PERIOD OF DECEMBER 22, 1999 THROUGH DECEMBER 22, 2000]


                  Volume     Price                                                 Average
                                                 -----------------------------------------------------------------------------
    22-Dec-1999       2600    17.2500            1 yr        6months        3months           1month          1 week
    23-Dec-1999       1000    17.3750
                                                 -----------------------------------------------------------------------------
    27-Dec-1999       1200    17.3750                11.4991         8.7232            7.6781          7.7313          8.0938
                                                 -----------------------------------------------------------------------------
    28-Dec-1999       1000    17.3750
    29-Dec-1999       3900    17.0000
    30-Dec-1999       1700    17.0000
    31-Dec-1999       3900    17.1875
     3-Jan-2000       3100    17.1875
     4-Jan-2000       1400    17.1875
     5-Jan-2000        300    17.1875
     6-Jan-2000        600    17.4375
     7-Jan-2000       1300    17.4375
    10-Jan-2000       1500    17.6250
    11-Jan-2000          0    17.5625
    12-Jan-2000       6900    17.6875
    13-Jan-2000       3200    17.8125
    14-Jan-2000        500    17.9375
    18-Jan-2000       1900    18.0625
    19-Jan-2000       6000    18.0625
    20-Jan-2000      12000    18.1875
    21-Jan-2000      35700    18.1250
    24-Jan-2000       2400    18.3750
    25-Jan-2000       5700    18.2500
    26-Jan-2000        300    18.3750
    27-Jan-2000        500    18.5000
    28-Jan-2000        600    18.3750
    31-Jan-2000       1000    18.2500
     1-Feb-2000          0    18.0313
     2-Feb-2000        100    18.2500
     3-Feb-2000      21800    18.0000
     4-Feb-2000       1100    17.7500
     7-Feb-2000       8700    17.5625
     8-Feb-2000      19400    16.6250
     9-Feb-2000          0    16.6250
    10-Feb-2000       2300    16.2500
    11-Feb-2000       1700    15.9375
    14-Feb-2000        700    15.6875
    15-Feb-2000        100    15.6875
    16-Feb-2000       1900    15.4375
    17-Feb-2000        100    15.4375
    18-Feb-2000       1100    15.3750
    22-Feb-2000        300    15.3750
    23-Feb-2000        100    15.3750
    24-Feb-2000          0    15.5625
    25-Feb-2000       1200    15.3750
    28-Feb-2000          0    15.5000
    29-Feb-2000        400    15.3750
     1-Mar-2000       1400    16.0000
     2-Mar-2000        700    16.0000
     3-Mar-2000        500    16.2500
     6-Mar-2000       2200    15.8125
     7-Mar-2000        200    15.8750
     8-Mar-2000       2500    15.4375
     9-Mar-2000          0    15.0000
    10-Mar-2000        600    15.4375
    13-Mar-2000        100    15.4375
    14-Mar-2000        400    15.6875
    15-Mar-2000       2500    15.8750
    16-Mar-2000        200    15.8750
    17-Mar-2000       1500    15.8125
    20-Mar-2000        100    15.8125
    21-Mar-2000        300    15.8125
    22-Mar-2000        300    15.8125
    23-Mar-2000        100    15.8125
    24-Mar-2000          0    15.9375
    27-Mar-2000        300    16.0000
    28-Mar-2000        300    16.0000
    29-Mar-2000       3800    15.2500
    30-Mar-2000       9600    13.9375
    31-Mar-2000      36600    11.4375
     3-Apr-2000       8100    12.3750
     4-Apr-2000       2300    12.5000
     5-Apr-2000       2700    12.1250
     6-Apr-2000      10000    12.4375
     7-Apr-2000       5700    13.0000
    10-Apr-2000       4600    13.0000
    11-Apr-2000       1600    13.1250
    12-Apr-2000        600    13.0625
    13-Apr-2000       1300    12.8125
    14-Apr-2000        100    12.8750
    17-Apr-2000        400    12.8750
    18-Apr-2000        400    13.0000
    19-Apr-2000        100    13.0625
    20-Apr-2000        800    13.0625
    24-Apr-2000        800    13.0000
    25-Apr-2000        500    13.0000
    26-Apr-2000       1100    12.8125
    27-Apr-2000        700    12.8750
    28-Apr-2000       1000    13.0625
     1-May-2000        500    13.1250
     2-May-2000     420300    11.5000
     3-May-2000       2500    11.1250
     4-May-2000       3000    10.8750
     5-May-2000      10400    11.0000
     8-May-2000      14600    11.5000
     9-May-2000       6800    11.9375
    10-May-2000       2000    11.1250
    11-May-2000      33800    11.0000
    12-May-2000       8000    11.0000
    15-May-2000       5600    11.0000
    16-May-2000       9200    11.0000
    17-May-2000       2800    11.2500
    18-May-2000      12200    10.5000
    19-May-2000       9100    10.6250
    22-May-2000        600    10.6875
    23-May-2000       2600    10.5000
    24-May-2000       1500    10.7500
    25-May-2000       1500    11.0000
    26-May-2000        200    11.0000
    30-May-2000       5100    11.1250
    31-May-2000       1400    11.1250
     1-Jun-2000       1000    11.2500
     2-Jun-2000        200    11.2500
     5-Jun-2000        600    11.1875
     6-Jun-2000        100    11.1875
     7-Jun-2000        500    10.9375
     8-Jun-2000        700    10.9375
     9-Jun-2000          0    10.9688
    12-Jun-2000       8300    10.6875
    13-Jun-2000       1100    10.4375
    14-Jun-2000          0    10.1563
    15-Jun-2000        700    10.1875
    16-Jun-2000       2600    10.0000
    19-Jun-2000       2200    10.1875
    20-Jun-2000       2300    10.2500
    21-Jun-2000        200    10.2500
    22-Jun-2000       1500    10.2500
    23-Jun-2000       2200     9.7500
    26-Jun-2000       2100     9.3750
    27-Jun-2000       3300     9.1250
    28-Jun-2000       6000     9.0000
    29-Jun-2000       7300     8.9375
    30-Jun-2000      44000     9.0000
     3-Jul-2000       2500     9.0000
     5-Jul-2000       3300     9.0625
     6-Jul-2000        900     8.9375
     7-Jul-2000       5100     9.0625
    10-Jul-2000        400     9.0625
    11-Jul-2000        400     8.9375
    12-Jul-2000       2500     8.4375
    13-Jul-2000      24600     8.0000
    14-Jul-2000       2500     8.0625
    17-Jul-2000       3800     8.1875
    18-Jul-2000      25700     8.5000
    19-Jul-2000      46900     9.9375
    20-Jul-2000      13300     9.8750
    21-Jul-2000      13600    10.1875
    24-Jul-2000       2200    10.3750
    25-Jul-2000          0    10.5000
    26-Jul-2000          0    10.5000
    27-Jul-2000          0    10.5000
    28-Jul-2000          0    10.5000
    31-Jul-2000        800    10.3750
     1-Aug-2000          0    10.5000
     2-Aug-2000       2100    10.3750
     3-Aug-2000        500    10.3750
     4-Aug-2000          0    10.3750
     7-Aug-2000       2000    10.7500
     8-Aug-2000       2000    10.5625
     9-Aug-2000        500    10.5625
    10-Aug-2000       1500    10.2500
    11-Aug-2000       2000    10.5000
    14-Aug-2000          0    10.3750
    15-Aug-2000          0    10.2500
    16-Aug-2000        800    10.5000
    17-Aug-2000        200    10.5625
    18-Aug-2000          0    10.5313
    21-Aug-2000        900    10.5000
    22-Aug-2000        800    10.3750
    23-Aug-2000          0    10.4063
    24-Aug-2000          0    10.2813
    25-Aug-2000        500    10.3750
    28-Aug-2000          0    10.3438
    29-Aug-2000        300    10.3750
    30-Aug-2000        500    10.3125
    31-Aug-2000        900    10.1250
     1-Sep-2000        100    10.1875
     5-Sep-2000       1300     9.9375
     6-Sep-2000          0     9.9375
     7-Sep-2000       1800    10.0000
     8-Sep-2000        100     9.9375
    11-Sep-2000       1100     9.9375
    12-Sep-2000       2000     9.6875
    13-Sep-2000       1600     9.1875
    14-Sep-2000       3600     8.9375
    15-Sep-2000        700     8.9375
    18-Sep-2000        100     8.9375
    19-Sep-2000       5600     8.5000
    20-Sep-2000       1400     8.5000
    21-Sep-2000       1500     8.5000
    22-Sep-2000       2800     8.1250
    25-Sep-2000       6000     8.0000
    26-Sep-2000        200     8.0000
    27-Sep-2000        500     8.0000
    28-Sep-2000       7500     8.5000
    29-Sep-2000       1100     8.5000
     2-Oct-2000          0     8.6250
     3-Oct-2000        100     8.5000
     4-Oct-2000       4000     7.8125
     5-Oct-2000       2400     8.0000
     6-Oct-2000          0     8.1250
     9-Oct-2000          0     8.1250
    10-Oct-2000      13900     8.0625
    11-Oct-2000       3300     8.3125
    12-Oct-2000          0     8.4375
    13-Oct-2000       1200     8.3125
    16-Oct-2000        400     8.3125
    17-Oct-2000        500     8.3125
    18-Oct-2000        200     8.3125
    19-Oct-2000       5000     8.0625
    20-Oct-2000          0     8.2188
    23-Oct-2000          0     8.0625
    24-Oct-2000        100     8.0625
    25-Oct-2000       2000     8.1250
    26-Oct-2000        500     8.1250
    27-Oct-2000       1100     7.9375
    30-Oct-2000       1400     7.9375
    31-Oct-2000       2100     7.9375
     1-Nov-2000       1700     7.3750
     2-Nov-2000       2000     7.3750
     3-Nov-2000       7200     7.2500
     6-Nov-2000       6900     7.2500
     7-Nov-2000       7300     6.5000
     8-Nov-2000        400     6.5625
     9-Nov-2000       1600     6.5625
    10-Nov-2000       2400     6.0000
    13-Nov-2000       7000     5.8750
    14-Nov-2000      12700     6.4375
    15-Nov-2000       7800     6.4375
    16-Nov-2000       3600     6.6875
    17-Nov-2000      32300     6.6250
    20-Nov-2000        100     6.6250
    21-Nov-2000       2100     6.6875
    22-Nov-2000       3300     6.7500
    24-Nov-2000       6600     6.7500
    27-Nov-2000       9400     7.1250
    28-Nov-2000        700     7.2500
    29-Nov-2000        700     7.5000
    30-Nov-2000       1000     7.6250
     1-Dec-2000        400     7.7500
     4-Dec-2000        200     7.8125
     5-Dec-2000          0     7.8750
     6-Dec-2000        800     7.8125
     7-Dec-2000        900     7.9375
     8-Dec-2000          0     7.8750
    11-Dec-2000          0     7.9375
    12-Dec-2000        900     8.0625
    13-Dec-2000          0     7.9063
    14-Dec-2000       5700     8.1250
    15-Dec-2000          0     8.2500
    18-Dec-2000       1100     8.1250
    19-Dec-2000       1100     8.0625
    20-Dec-2000          0     8.0938
    21-Dec-2000          0     7.9063
    22-Dec-2000      10300     8.1250



MORGAN STANLEY DEAN WITTER

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PROJECT BOOMERANG










--------------------------------------------------------------------------------
///  SECTION 2  ////////////////////////////////////////////////////////////////
--------------------------------------------------------------------------------
VALUATION SUMMARY

================================================================================

MORGAN STANLEY DEAN WITTER

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///  VALUATION SUMMARY  ////////////////////////////////////////////////////////
--------------------------------------------------------------------------------
DEBT AND MINORITY INTEREST VALUATION SUMMARY

================================================================================

o For purposes of our valuation analysis, we have used the estimated value of the debt as of December 31, 2000

                                      Projected
                                      Book Value(1)        Estimated Value
                                      -------------        ---------------
    Current maturities of LT Debt       $  1.1 MM             $  1.1 MM
    Interest payable                       1.9 MM                1.9 MM
    Long-term debt                         1.9 MM                1.9 MM
    Convertible debentures               155.0 MM              141.1 MM(2)
    Subordinated debt                     50.0 MM               26.1 MM(3)
    Minority interest                      9.9 MM                4.3 MM(4)
                                        ---------             ---------
    TOTAL                               $219.8 MM             $176.4 MM

o The estimated value of convertible debentures will increase as the stock price increases

o The preliminary value indications have been calculated based on the estimated value of the debt and minority interest

o Using the book value would decrease the value of the common stock by $43.4 MM, or $4.56 per share

NOTES
1.  Estimated by Berlin.
2. Assumed maturities of 3/11/02, discount rate of 2 yr treasury + 750bp and minimal option value.
3.  Assumed 10 yr treasury + 900 bp for discount rate.
4. 20% of the present value of the free cash flow of the Japanese subsidiary based on the conversations with Berlin's management.

MORGAN STANLEY DEAN WITTER

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///  VALUATION SUMMARY  ////////////////////////////////////////////////////////
--------------------------------------------------------------------------------
PRECEDENT GOING PRIVATE TRANSACTIONS(1)

PREMIUM TO THE STOCK PRICE ONE MONTH PRIOR TO ANNOUNCEMENT
================================================================================

     [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
              DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
                          THE PURPOSE OF EDGAR FILING.]

                                    [CHART]
SORT BY NO. AND DATE

                                                                                                  Size of
No         Date          Company                          Premium            Deal Size       Initial Ownership       Consideration
--         ----          -------                          -------            ---------       -----------------       -------------
  1      02/28/92    Unocal Exploration Corp              18.000         $100MM - $300MM         More then 90%         All Stock
  2      03/02/92    Grace Energy Corp                     7.801         Less than $100MM        75% - 90%             All Cash
  3      08/17/92    PHLCORP Inc                          28.900         $100MM - $300MM         55% - 75%             All Stock
  4      02/22/93    United Investors Management Co       15.000         $100MM - $300MM         75% - 90%             All Cash
  6      04/26/93    Southeastern Public Service Co       (3.000)        Less than $100MM        55% - 75%             All Stock
  5      10/13/93    Medical Marketing Group Inc          (5.932)        $100MM - $300MM         Less than 55%         All Cash
  7      03/01/94    FoxMeyer Corp(Natl Intergroup)       11.231         Less than $100MM        75% - 90%             All Stock
  8      04/10/94    Enquirer/Star Group                  10.000         More than $300MM        Less than 55%         All Cash
 12      06/06/94    Ogden Projects Inc(Ogden Corp)       20.492         $100MM - $300MM         75% - 90%             All Stock
  9      07/28/94    Chemical Waste Management Inc         1.143         More than $300MM        75% - 90%             Mix
 10      08/24/94    Castle & Cooke Homes Inc             55.556         Less than $100MM        75% - 90%             All Cash
 11      09/08/94    Contel Cellular Inc(Contel)          36.000         $100MM - $300MM         More then 90%         All Cash
 13      11/02/94    Pacific Telecom(PacifiCorp)          23.711         $100MM - $300MM         75% - 90%             All Cash
 14      12/28/94    Fleet Mortgage Group Inc             18.519         $100MM - $300MM         75% - 90%             All Cash
 16      04/05/95    Club Med Inc                         44.633         $100MM - $300MM         55% - 75%             All Cash
 15      04/07/95    LIN Bdcstg(McCaw Cellular)           19.724         More than $300MM        55% - 75%             All Cash
 17      05/19/95    BIC Corp(BIC SA)                     28.571         $100MM - $300MM         75% - 90%             All Cash
 18      10/01/95    Applied Immune Sciences              48.000         Less than $100MM        Less than 55%         All Cash
 19      08/08/96    Roto-Rooter Inc(Chemed Corp)         11.186         Less than $100MM        Less than 55%         All Cash
 20      12/17/96    Allmerica Property & Casualty        15.000         More than $300MM        55% - 75%             Mix
 25      06/03/97    Faulding Inc(FH Faulding & Co)       45.946         Less than $100MM        55% - 75%             All Cash
 33      01/08/98    Rayonier Timberlands LP              17.514         Less than $100MM        55% - 75%             All Cash
 37      03/05/98    XLConnect Solutions Inc              22.137         Less than $100MM        55% - 75%             All Cash
 38      03/10/98    IP Timberlands Ltd                   33.000         Less than $100MM        75% - 90%             All Cash
 44      09/23/98    J&L Specialty Steel Inc              37.838         $100MM - $300MM         Less than 55%         All Cash
 46      10/16/98    BRC Holdings Inc                     15.152         $100MM - $300MM         Less than 55%         All Cash
 49      02/14/99    Fotolabo Holding SA                  25.828         $100MM - $300MM         Less than 55%         All Cash
 58      04/14/99    Omnicom                               4.001         $100MM - $300MM         Less than 55%         All Cash
 81    04/20/2000    Cia de Seguros Mundial               39.185         $100MM - $300MM         Less than 55%         All Cash
 82    04/24/2000    Cherry Corp                          70.323         $100MM - $300MM         Less than 55%         All Cash
 23      01/28/97    Calgene Inc(Monsanto Co)             60.000         $100MM - $300MM         55% - 75%             All Cash
 29      09/15/97    BET Holdings Inc/Investor Group      27.000         $100MM - $300MM         55% - 75%             All Cash
 35      01/22/98    BT Office Products Intl Inc          78.862         $100MM - $300MM         55% - 75%             All Cash
 56      03/25/99    Kalon Group PLC(Total SA)            27.461         $100MM - $300MM         55% - 75%             All Cash
 60      05/06/99    Otra NV(Societe de Negoce et)        25.337         $100MM - $300MM         55% - 75%             All Cash
 67      07/05/99    Emin Leydier SA                      66.396         $100MM - $300MM         55% - 75%             All Cash
 74      10/04/99    Fraikin SA(Financiere Fraikin)       37.519         $100MM - $300MM         55% - 75%             All Cash
 76      10/28/99    Intertechnique SA                    26.792         $100MM - $300MM         55% - 75%             All Cash
 77      11/05/99    PEC Israel Economic Corp              2.817         $100MM - $300MM         55% - 75%             All Cash
 22      01/21/97    Mafco Consolidated Grp(Mafco)        27.619         $100MM - $300MM         75% - 90%             All Cash
 43      09/08/98    PEC Israel Economic Corp             50.515         $100MM - $300MM         75% - 90%             All Cash
 47      10/27/98    Citizens Corp(Hanover Ins Co)        20.909         $100MM - $300MM         75% - 90%             All Cash
 53      03/21/99    Spelling Entertainment Group         54.455         $100MM - $300MM         75% - 90%             All Cash
 57      04/01/99    Aqua Alliance Inc                   101.739         $100MM - $300MM         75% - 90%             All Cash
 68      07/06/99    Albingia Versicheruns-AG             80.851         $100MM - $300MM         75% - 90%             All Cash
 89    08/15/2000    AAPT Ltd                             16.559         $100MM - $300MM         75% - 90%             All Cash
 54      03/24/99    POLIET SA                            23.637         $100MM - $300MM         More then 90%         All Cash
 90    09/05/2000    Credit Commercial de France          -7.521         $100MM - $300MM         More then 90%         All Cash
 41      06/25/98    Life Technologies                   (10.000)        More than $300MM        Less than 55%         All Cash
 59      05/04/99    Cie des Gaz Petrole Primagaz         21.589         More than $300MM        Less than 55%         All Cash
 88    06/26/2000    NetCom ASA                           46.875         More than $300MM        Less than 55%         All Cash
 24      01/13/97    Zurich Reinsurance Centre            11.628         More than $300MM        55% - 75%             All Cash
 21      01/20/97    Systemix Inc.                        27.000         More than $300MM        55% - 75%             All Cash
 26      06/20/97    Wheelabrator Technologies Inc        30.693         More than $300MM        55% - 75%             All Cash
 28      06/26/97    Rhone-Poulenc Rorer Inc              29.333         More than $300MM        55% - 75%             All Cash
 39      03/17/98    BET Holdings Inc                     58.242         More than $300MM        55% - 75%             All Cash
 40      04/30/98    Mycogen Corp(Dow AgroSciences)       52.381         More than $300MM        55% - 75%             All Cash
 55      03/24/99    KNOLL INC(WARBURG, PINCUS)           46.405         More than $300MM        55% - 75%             All Cash
 61      05/07/99    J Ray McDermott SA                   19.230         More than $300MM        55% - 75%             All Cash
 62      05/19/99    Celanese Canada Inc                  54.830         More than $300MM        55% - 75%             All Cash
 64      06/03/99    Genentech Inc                       279.310         More than $300MM        55% - 75%             All Cash
 73      09/24/99    GIO Australia Holdings Ltd            5.769         More than $300MM        55% - 75%             All Cash
 86    06/13/2000    Cie Benelux Paribas SA               23.128         More than $300MM        55% - 75%             All Cash
 79      11/15/99    Amway Japan Ltd(Amway Corp)          41.905         More than $300MM        75% - 90%             All Cash
 69      07/12/99    Credit Foncier de France            (26.464)        More than $300MM        More then 90%         All Cash
 78      11/10/99    Paribas SA(BNP)                       5.014         More than $300MM        More then 90%         All Cash
 34      01/20/98    NACT Telecommunications(GST)         16.667         Less than $100MM        55% - 75%             All Stock
 48      01/29/99    Bamiyan Co Ltd(Skylark Co)           11.273         $100MM - $300MM         Less than 55%         All Stock
 51      03/09/99    SONY PRECISION TECHNOLOGY INC        36.010         $100MM - $300MM         55% - 75%             All Stock
 84    05/15/2000    Entra Data AB                        54.866         $100MM - $300MM         55% - 75%             All Stock
 31      12/25/97    Aerial Communications                10.000         $100MM - $300MM         75% - 90%             All Stock
 87    06/17/2000    Montedison(Cie de Partecipazi)       -2.414         $100MM - $300MM         75% - 90%             All Stock
 45      09/29/98    Newmont Gold Co                      62.368         $100MM - $300MM         More then 90%         All Stock
 66      06/09/99    Petrofina SA                          1.073         $100MM - $300MM         More then 90%         All Stock
 27      05/14/97    Enron Global Power & Pipelines       19.742         More than $300MM        Less than 55%         All Stock
 50      03/09/99    SONY CHEMICAL CORP                   19.542         More than $300MM        55% - 75%             All Stock
 52      03/09/99    SONY MUSIC ENTERTAINMENT(JP)         46.709         More than $300MM        55% - 75%             All Stock
 72      09/20/99    Paribas SA(BNP)                       7.865         More than $300MM        55% - 75%             All Stock
 75      10/14/99    Guilbert SA(Pinault-Printemps)        9.256         More than $300MM        55% - 75%             All Stock
 83    04/25/2000    Hachette Filipacchi Medias            4.919         More than $300MM        55% - 75%             All Stock
 32      12/27/97    United States Cellular               (8.000)        More than $300MM        75% - 90%             All Stock
 42      08/24/98    Tele-Commun Intl(Tele-Commun)        (9.940)        More than $300MM        75% - 90%             All Stock
 85    05/25/2000    Elf Aquitaine(Total Fina SA)          9.895         More than $300MM        More then 90%         All Stock
 63      05/27/99    Evans of Leeds PLC                   31.579         $100MM - $300MM         Less than 55%         Mix
 65      06/05/99    Belcofi NV                            2.027         $100MM - $300MM         55% - 75%             Mix
 71      09/03/99    Pentland Group PLC                   47.959         $100MM - $300MM         55% - 75%             Mix
 30      09/18/97    Guaranty National Corp               27.716         $100MM - $300MM         75% - 90%             Mix
 70      08/19/99    TRACTEBEL SA                         24.069         More than $300MM        Less than 55%         Mix
 80      01/28/00    Banque Generale du Luxembourg         9.707         More than $300MM        Less than 55%         Mix
 36      01/25/98    Coleman Company Inc.                 78.000         More than $300MM        75% - 90%             Mix

     FY1997                                      1
                                       All
    Mean                                     32.28
    Median                                   26.31
    Count                                    70.00

    Year 2000                                    1
                                       All
    Mean                                     24.14
    Median                                   16.56
    Count                                    11.00

    All                                          1
                                       All
    Mean                                   29.6018
    Median                                  23.674
    Count                                       90

     Year 1994                                   1
                                       All
    Mean                                     22.08
    Median                                   19.51
    Count                                     8.00

     1998-2000                                   1
                                       All
    Mean                                     33.64
    Median                                   24.70
    Count                                    58.00

     1997-2000                                   1
                                       All
    Mean                                     28.51
    Median                                   22.60
    Count                                    60.00

    FY1996                                       1
                                       All
    Mean                                    13.093
    Median                                  13.093
    Count                                        2

     FY1997                                      1
                                       All
    Mean                                     21.25
    Median                                   18.09
    Count                                    56.00




NOTE
1. Source: SDC database

MORGAN STANLEY DEAN WITTER

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                PRELIMINARY DRAFT/ATTORNEY CLIENT PRIVILEGED/HIGHLY CONFIDENTIAL
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---------------------------------------
PROJECT BOOMERANG

--------------------------------------------------------------------------------
///  VALUATION SUMMARY  ////////////////////////////////////////////////////////
--------------------------------------------------------------------------------
PRECEDENT GOING PRIVATE TRANSACTIONS(1)(cont'd)

PREMIUM TO THE STOCK PRICE ONE MONTH PRIOR TO ANNOUNCEMENT
================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 TOTAL
                                                                                                          -------------------
(% Premium)              1992     1993     1994     1995     1996     1997     1998     1999     2000     '92-'00     '97-'00
-----------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL
-----------------------------------------------------------------------------------------------------------------------------
# of Transactions           3        3        8        4        2       12       15       32       11          90          70
-----------------------------------------------------------------------------------------------------------------------------
           Median       18.00    (3.00)   19.51    36.60    13.09    27.31    33.00    25.58    16.56       23.67       26.31
-----------------------------------------------------------------------------------------------------------------------------
             Mean       18.23     2.02    22.08    35.23    13.09    25.72    34.91    36.31    24.14       29.60       32.28
-----------------------------------------------------------------------------------------------------------------------------
Case1 - All Cash Transactions
-----------------------------------------------------------------------------------------------------------------------------
# of Transactions           1        2        5        4        1        8       11       21        6          59          46
-----------------------------------------------------------------------------------------------------------------------------
           Median        7.80     4.53    23.71    36.60    11.19    28.48    33.00    26.79    31.16       27.00       27.54
-----------------------------------------------------------------------------------------------------------------------------
             Mean        7.80     4.53    28.76    35.23    11.19    32.40    34.23    44.02    31.42       34.94       38.02
-----------------------------------------------------------------------------------------------------------------------------
Case2 - All Cash/Transactions
     Size = Less than $300MM
-----------------------------------------------------------------------------------------------------------------------------
# of Transactions           1        2        4        3        1        4        8       12        4          39         28
-----------------------------------------------------------------------------------------------------------------------------
           Median        7.80     4.53    29.86    44.63    11.19    36.78    27.57    27.13    27.87       27.46      27.54
-----------------------------------------------------------------------------------------------------------------------------
             Mean        7.80     4.53    33.45    40.40    11.19    40.14    34.49    39.74    29.64       33.72      36.85
-----------------------------------------------------------------------------------------------------------------------------
Case3 - All Cash/Transaction
     Size = Less than $300MM

90% > Initial Ownership > 75%
-----------------------------------------------------------------------------------------------------------------------------
# of Transactions           1        1        3        1                 1        3        3        1          14          8
-----------------------------------------------------------------------------------------------------------------------------
           Median        7.80    15.00    23.89    28.57             27.62    33.00    80.85    16.56       28.10      41.76
-----------------------------------------------------------------------------------------------------------------------------
             Mean        7.80    15.00    32.67    28.57             27.62    34.81    79.02    16.56       38.20      48.21
-----------------------------------------------------------------------------------------------------------------------------

NOTE
1. Source: SDC database

MORGAN STANLEY DEAN WITTER

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                PRELIMINARY DRAFT/ATTORNEY CLIENT PRIVILEGED/HIGHLY CONFIDENTIAL
                ----------------------------------------------------------------

---------------------------------------
PROJECT BOOMERANG

--------------------------------------------------------------------------------
///  VALUATION SUMMARY  ////////////////////////////////////////////////////////
--------------------------------------------------------------------------------
LTM EBITDA BASED ANALYSIS

================================================================================

------------------------------
LTM EBITDA BASED VALUATION
------------------------------



     METHOD          FINANCIAL INFORMATION         LTM         MULTIPLE RANGE        AGGREGATE VALUE RANGE         MEDIAN
-----------------  -------------------------   -----------   -----------------    --------------------------    ------------
EDITDA Multiple          EDITDAL LTM             $47,092         5.0x - 6.0x         $235,460  -  $282,552        $259,006

----------------------------------------------------------------------------------------------------------------------------
EXPECTED AGGREGATE VALUE BASED ON COMPARABLE COMPANIES ANALYSIS                      $235,460     $282,552        $259,006
----------------------------------------------------------------------------------------------------------------------------

Less: Debt(1)                                                                        (172,093)    (172,093)       (172,093)
Less: Minority Interest(2)                                                             (4,250)      (4,250)         (4,250)
Add: Cash(3)                                                                           32,153       32,153          32,153

----------------------------------------------------------------------------------------------------------------------------
EXPECTED EQUITY VALUE BASED ON COMPARABLE COMPANIES ANALYSIS                          $91,270     $138,362        $114,816
----------------------------------------------------------------------------------------------------------------------------

Total Shares Outstanding ('000) (4)                                                     9,547        9,547           9,547

----------------------------------------------------------------------------------------------------------------------------
EXPECTED EQUITY VALUE PER SHARE BASED ON COMPARABLE COMPANIES ANALYSIS                  $9.56       $14.49          $12.03
----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------
LTM (EBITDA-Capex) BASED VALUATION
-----------------------------------------

LTM EBITDA BASED VALUATION

     METHOD          FINANCIAL INFORMATION         LTM         MULTIPLE RANGE        AGGREGATE VALUE RANGE         MEDIAN
-----------------  -------------------------   -----------   -----------------    --------------------------    ------------
(EDITDA-Capex)        (EDITDA-Capex) LTM         $27,902        8.0x - 10.0x         $223,216  -  $279,020        $251,118
Multiple

----------------------------------------------------------------------------------------------------------------------------
EXPECTED AGGREGATE VALUE BASED ON COMPARABLE COMPANIES ANALYSIS                      $223,216     $279,020        $251,118
----------------------------------------------------------------------------------------------------------------------------

Less: Debt(1)                                                                        (172,093)    (172,093)       (172,093)
Less: Minority Interest(2)                                                             (4,250)      (4,250)         (4,250)
Add: Cash(3)                                                                           32,153       32,153          32,153

----------------------------------------------------------------------------------------------------------------------------
EXPECTED EQUITY VALUE BASED ON COMPARABLE COMPANIES ANALYSIS                          $79,026     $134,830        $106,928
----------------------------------------------------------------------------------------------------------------------------

Total Shares Outstanding ('000) (4)                                                     9,547        9,547           9,547

----------------------------------------------------------------------------------------------------------------------------
EXPECTED EQUITY VALUE PER SHARE BASED ON COMPARABLE COMPANIES ANALYSIS                  $8.28       $14.12          $11.20
----------------------------------------------------------------------------------------------------------------------------

NOTES
1. Book values estimated as of 12/31/00 by Berlin: current maturities of long-tem debt ($1.1MM), interest payable ($1.9MM), long-term debt ($1.9MM), convertible debt ($155MM), and subordinated debt ($50MM). Convertible debentures and subordinated debt are adjusted to estimated value of $141.1MM and $26.1MM respectively, see p.7.
2. Book values estimated as of 12/31/00 by Berlin ($9.9MM), adjusted to estimated value of $4.3MM, see p.7.
3.  Book values estimated as of 12/31/00 by Berlin ($32.2MM).
4.  As of 11/10/00(10-Q)

MORGAN STANLEY DEAN WITTER

                ----------------------------------------------------------------
                PRELIMINARY DRAFT/ATTORNEY CLIENT PRIVILEGED/HIGHLY CONFIDENTIAL
                ----------------------------------------------------------------

---------------------------------------
PROJECT BOOMERANG

--------------------------------------------------------------------------------
///  VALUATION SUMMARY  ////////////////////////////////////////////////////////
--------------------------------------------------------------------------------
COMPARABLE COMPANIES ANALYSIS(1)

TRADING STATISTICS
================================================================================



                                                                                                                    PER
                                CURRENT         % CHANGE FROM   AVG. 1 YR      EQUITY       AGGREGATE     --------------------------
TICKER      COMPANY             SHARE PRICE(2)   52 WK HIGH     TRADE VOLUME   VALUE(2)(3)  VALUE(2)(3)   LTM     FY00E(4)  FY01E(4)
------------------------------------------------------------------------------------------------------------------------------------
                                        ($)           (%)        ('000)          ($MM)         ($MM)
------------------------------------------------------------------------------------------------------------------------------------
CECO  Career Education Corp        40.50            -10.99         117.8          822           802      49.8x     37.9x     31.6x
------------------------------------------------------------------------------------------------------------------------------------
COCO  Corinthian Colleges          33.25            -11.92         137.0          688           659      39.4      31.7      24.3
------------------------------------------------------------------------------------------------------------------------------------
ESI   ITT Educational Services     19.56            -32.25         146.1          467           413      25.6      17.3      14.6
------------------------------------------------------------------------------------------------------------------------------------
LIOX  Lionbridge                    3.69            -86.83         156.0          101           104        NM        NM      41.0
------------------------------------------------------------------------------------------------------------------------------------
STRA  Stayer                       25.06            -20.75          50.5          385           353      18.4      18.2      16.1
------------------------------------------------------------------------------------------------------------------------------------
SLVN  Sylvan                       14.81            -11.57         481.8          552           343       2.1      33.7      26.9
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Mean      27.0x     27.7x     25.7x
                                                                                             Median      25.6      31.7      25.6
------------------------------------------------------------------------------------------------------------------------------------
      Berlin                        8.13            -56.08           5.1           78           222        NMx       NAx       NAx
------------------------------------------------------------------------------------------------------------------------------------

         MARKET EQUITY/                    AGGREGATE VALUE/
        ----------------    -----------------------------------------------
                  BOOK                                     (EBITDA-
        CE(5)     EQUITY    EBIT(6)  EBITA(7)  EBITDA(8)   CAPEX)     SALES    EPS
TICKER  LTM       LTM       LTM      LTM       LTM         LTM        LTM      LT GROWTH(4)
-------------------------------------------------------------------------------------------
CECO    23.1x     4.4x      16.0x    14.6x     11.6x       15.7x      2.7x     20.0%
-------------------------------------------------------------------------------------------
COCO    32.2      9.4       23.9       NA      20.9        24.9       3.6      20.0
-------------------------------------------------------------------------------------------
ESI     14.6      7.8       13.2     13.2       9.2         9.2       1.2      20.0
-------------------------------------------------------------------------------------------
LIOX      NM      6.5         NM     68.9      27.9        82.8       1.4      35.0
-------------------------------------------------------------------------------------------
STRA    16.8      4.1       11.7     11.7      10.9        10.9       4.6      20.0
-------------------------------------------------------------------------------------------
SLVN     1.8      1.0         NM     27.3       9.8          NM       1.0      17.5
-------------------------------------------------------------------------------------------
  Mean  17.7x     5.5x      16.2x    27.1x     15.0x       28.7x      2.4x     22.1%
Median  16.8      5.4       14.6     14.6      11.3        15.7       2.1      20.0
-------------------------------------------------------------------------------------------
         2.8x     0.2x      13.2x     6.3x      4.7x        7.9x      0.5x       NA%
-------------------------------------------------------------------------------------------

NOTES
1. Source: FactSet, company's annual report on Form 10-K and quarterly report on Form 10-Q.
    - The book values for debt is estimated as of 12/31/00 by Berlin as follows: current maturities of long-tem debt ($1.1MM), interest payable ($1.9MM), long- term debt ($1.9MM), convertible debt ($155MM), and subordinated debt ($50MM). Convertible debentures and subordinated debt are adjusted to estimated value of $141.1MM and $26.1MM respectively, see p.7.
    - Minority Interest is estimated as of 12/31/00 by Berlin ($9.9MM), adjusted to estimated value of $4.3MM, see p.7.
    -    Cash value is estimated as of 12/31/00 by Berlin ($32.2MM).
2.  As of 12/22/00.
3. Aggregate Value = Equity Value + Total Debt-Cash & Cash Equivalents, see p.7.
4.  Earnings estimates based on I/B/E/S Estimates.
5.  CE = Net Income + Depreciation & Amortization
6.  EBIT = EBT+ Net Interest Expense
7.  EBITA = EBIT + Amortization
8.  EBITDA = EBIT + Depreciation & Amortization

MORGAN STANLEY DEAN WITTER

                ----------------------------------------------------------------
                PRELIMINARY DRAFT/ATTORNEY CLIENT PRIVILEGED/HIGHLY CONFIDENTIAL
                ----------------------------------------------------------------

---------------------------------------
PROJECT BOOMERANG

--------------------------------------------------------------------------------
///  VALUATION SUMMARY  ////////////////////////////////////////////////////////
--------------------------------------------------------------------------------
COMPARABLE COMPANIES ANALYSIS(1)(cont'd)

COMPARISON OF PERFORMANCE
================================================================================

     [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
              DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
                          THE PURPOSE OF EDGAR FILING.]

               [BAR GRAH]                                [BAR GRAH]

--------------------------------------    --------------------------------------
AGGREGATE VALUE/LTM EBITDA                LTM EBIT MARGIN
X                                         %
--------------------------------------    --------------------------------------
LIOX                             27.9     STRA                             39.5%
COCO                             20.9     CECO                             17.1%
CECO                             11.6     COCO                             15.0%
STRA                             10.9     ESI                               9.5%
SLVN                              9.8     Berlin                            3.6%
ESI                               9.2     SLVN                             -1.0%
Berlin                            4.7     LIOX                             -3.1%
--------------------------------------    --------------------------------------
Source  Factset, Company's annual         Source  Company's annual report on
        report on Form 10-K and/or                Form 10-K and/or quarterly
        quarterly report on Form 10-Q             report on Form 10-K

               [BAR GRAH]                                [BAR GRAH]

--------------------------------------    --------------------------------------
LTM ROA(1)                                LTM EBITDA MARING
%                                         %
--------------------------------------    --------------------------------------
COCO                             26.9%    STRA                             42.1%
STRA                             25.4%    CECO                             23.6%
ESI                              22.4%    COCO                             17.1%
CECO                             18.9%    ESI                              13.6%
Berlin                            2.4%    Berlin                           10.1%
SLVN                             -0.4%    SLVN                              9.8%
LIOX                             -3.4%    LIOX                              5.2%
-------------------------------------     --------------------------------------
Source  Company's annual report on        Source  Company's annual report on
        Form 10-K and/or quarterly                Form 10-K and/or quarterly
        report on Form 10-Q                       report on Form 10-K

NOTE
1. ROA=EBIT/Total Assets

MORGAN STANLEY DEAN WITTER

                ----------------------------------------------------------------
                PRELIMINARY DRAFT/ATTORNEY CLIENT PRIVILEGED/HIGHLY CONFIDENTIAL
                ----------------------------------------------------------------

---------------------------------------
PROJECT BOOMERANG

--------------------------------------------------------------------------------
///  VALUATION SUMMARY  ////////////////////////////////////////////////////////
--------------------------------------------------------------------------------
COMPARABLE COMPANIES ANALYSIS(1)(cont'd)

COMPARISON OF LIQUIDITY FACTORS
================================================================================

     [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
              DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
                          THE PURPOSE OF EDGAR FILING.]

            [BAR GRAH]                                [BAR GRAH]

----------------------------------     ---------------------------------------
DISTRIBUTION OF SHARES OUTSTANDING     AVERAGE DAILY $ VOLUME PER DAY(1)
%                                      ('000)
----------------------------------     ---------------------------------------
                                       COCO                             6,172
                     PUBLIC FLOAT      CECO                             6,032
                     ------------      SLVN                             3,497
SCHS      29.6           70.4          ESI                              2,394
ESI       36.1           63.9          LIOX                             1,381
CECO      43.8           56.2          STRA                               794
SLVN      44.4           55.6          Berlin                              23
COCO      63.2           36.8          ---------------------------------------
STRA      75.0           25.0          Source  Factset
Berlin    10.5           89.5
LIOX       9.9           90.1                         [BAR GRAH]

----------------------------------     ---------------------------------------
Source  Company's Most Recent          NUMBER OF WALL STREET ANALYSTS COVERING
        Proxy Statements
                                       ---------------------------------------
                                       ESI                                 12
                                       STRA                                 8
                                       SLVN                                 8
                                       CECO                                 5
                                       COCO                                 5
                                       LIOX                                 4
                                       Berlin                               0
                                       ---------------------------------------
                                       Source  I/B/E/S Estimates

NOTE
1.  Over prior 90 trading days, until December 22, 2000
2. Insiders are defined as all directors and executive officers, as well as owners with more than 5% of total shares. Number of shares beneficially owned includes options

MORGAN STANLEY DEAN WITTER

                ----------------------------------------------------------------
                PRELIMINARY DRAFT/ATTORNEY CLIENT PRIVILEGED/HIGHLY CONFIDENTIAL
                ----------------------------------------------------------------

---------------------------------------
PROJECT BOOMERANG

--------------------------------------------------------------------------------
///  VALUATION SUMMARY  ////////////////////////////////////////////////////////
--------------------------------------------------------------------------------
DISCOUNTED CASH FLOW ANALYSIS

SUMMARY - EXIT MULTIPLE METHOD
================================================================================

----------------
Sensitivity Case
----------------

METHOD              DISCOUNT RATE      EBITDA MULTIPLE RANGE    AGGREGATE VALUE RANGE    MEDIAN
------              -------------      ---------------------    ---------------------    ------
Exit Multiple       9.0% -- 10.0%           4.0x -- 5.0x        $234,595    $296,837     265,716

-------------------------------------------------------------------------------------------------
EXPECTED AGGREGATE VALUE BASED ON DCF ANALYSIS                  $234,595    $296,837    $265,716
-------------------------------------------------------------------------------------------------

Less: Debt(1)                                                  (172,093)   (172,093)    (172,093)
Less: Minority Interest(2)                                       (4,250)     (4,250)      (4,250)
Add: Cash(3)                                                     32,153      32,153       32,153

-------------------------------------------------------------------------------------------------
EXPECTED EQUITY VALUE BASED ON DCF ANALYSIS                     $90,405     $152,647    $121,526
-------------------------------------------------------------------------------------------------

Total Shares Outstanding ('000)(4)                                9,547        9,547       9,547

-------------------------------------------------------------------------------------------------
EXPECTED EQUITY VALUE PER SHARE BASED ON DCF ANALYSIS             $9.47       $15.99      $12.73
-------------------------------------------------------------------------------------------------

NOTES
1. Estimated as of 12/31/00 by Berlin: Current maturities of long-tem debt ($1.1MM), interest payable ($1.9MM), long-term debt ($1.9MM), convertible debt ($155MM), and subordinated debt ($50MM). Convertible debentures and subordinated debt are adjusted to fair market value of $141.1MM and $26.1MM respectively, see p.7.
2.  Estimated as of 12/31/00 by Berlin ($4.3MM), see p.7.
3.  Estimated as of 12/31/00 by Berlin ($32.2MM)
4.  As of 11/10/00(10-Q)

MORGAN STANLEY DEAN WITTER

                ----------------------------------------------------------------
                PRELIMINARY DRAFT/ATTORNEY CLIENT PRIVILEGED/HIGHLY CONFIDENTIAL
                ----------------------------------------------------------------

---------------------------------------
PROJECT BOOMERANG










--------------------------------------------------------------------------------
///  SECTION 3  ////////////////////////////////////////////////////////////////
--------------------------------------------------------------------------------
OVERVIEW OF ASSUMPTIONS

MANAGEMENT PROJECTION / ADJUSTED CASE
================================================================================

MORGAN STANLEY DEAN WITTER

                ----------------------------------------------------------------
                PRELIMINARY DRAFT/ATTORNEY CLIENT PRIVILEGED/HIGHLY CONFIDENTIAL
                ----------------------------------------------------------------

---------------------------------------
PROJECT BOOMERANG

--------------------------------------------------------------------------------
///  OVERVIEW OF ASSUMPTIONS  //////////////////////////////////////////////////
--------------------------------------------------------------------------------
MANAGEMENT PROJECTION(1)

================================================================================

--------------------------------------------------------------------------------
FIVE YEAR PLAN

--------------------------------------------------------------------------------
Income Statement Assumptions
--------------------------------------------------------------------------------
Sales BERLIN TOTAL: Compounded annual growth of 10.9% due to the following business segments.

                             1.   LANGUAGE SERVICES BUSINESS SEGMENT:

                                  Compound annual growth rate of 9.4% with the following business assumptions:

                                  -    Same centers at a "CAGR" of 3.6%

                                  - Opening of 15 new centers per year with a breakeven point within 2 years

                                  -    Berlin Kids implementation

                                  -    ELS/BOC "CAGR" of 6.6%

                                  -    Franchise "CAGR" of 27.5% through the
                                       opening of an additional 300 centers over the next five years, and royalty income flow

                                  -    Cross Cultural "CAGR" of 11.7%

                             2.   GLOBALNET BUSINESS SEGMENTS:

                                  Compounded annual growth rate of 19.4% due to
                                  growth in existing business and acquisitions
--------------------------------------------------------------------------------
Margin                       o    Improve overall margin from 6.6% gradually to
                                  10.0%
--------------------------------------------------------------------------------
Interest expense             o    Convertible debenture - Anchorage $100M at
                                  5.0% interest
                             o    Convertible debenture - Boston $55M at 5.0%
                                  interest
                             o    Boston Holding Note $50M at 5.2% interest
--------------------------------------------------------------------------------
Income tax provision         o    A tax rate of 40% has been applied to income
                                  before taxes and non-deductible amortization
                                  expenses
--------------------------------------------------------------------------------
Foreign exchange rate        o    Foreign exchange rate remain constant at the
                                  year 2000 level
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Balance Sheet Assumptions
--------------------------------------------------------------------------------
Capital expenditure          o    Current expenditures on refurbishing existing
                                  centers increased by 10% a year
                             o    Opening of 15 new centers a year in language
                                  services Relocation of Rock center in 2000 and
                                  2001
--------------------------------------------------------------------------------
Publishing transaction       o    Cash receipt of $5.24M (aftertax) from
                                  publishing transaction is included in 2002
                                  cash flow, but no gain is recorded in 2002 P&L
--------------------------------------------------------------------------------
Acquisition of GlobalNET     o    Cash disbursement of $3.2M for GlobalNET
                                  acquisitions (France, Sweden) is included in
                                  2000 cash flow, but no effect is recorded in
                                  2000 P&L
                             o    Additional acquisitions of GlobalNET are
                                  assumed in 2001-2004
--------------------------------------------------------------------------------
Conversion of debenture      o    Conversion is assumed in January 1, 2003
                             o    Annual interest expense of $7.75M is saved
                                  after the conversion
--------------------------------------------------------------------------------
Revolver                     o    $8M is borrowed in 2001 at 7.6% and repaid in
                                  2003
--------------------------------------------------------------------------------
Stock option                 o    No exercise of stock options is assumed
--------------------------------------------------------------------------------

NOTE
1.  Source: Berlin's Five Year Business Plan as provided by Berlin management

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                PRELIMINARY DRAFT/ATTORNEY CLIENT PRIVILEGED/HIGHLY CONFIDENTIAL
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PROJECT BOOMERANG

o   BERLIN MANAGEMENT HAS REPEATEDLY INDICATED THEIR PROJECTIONS ARE OPTIMISTIC
o SENSITIVITY CASE IS A SENSITIVITY TO THE MANAGEMENT PROJECTION BASED ON DISCUSSIONS WITH BERLIN'S MANAGEMENT

--------------------------------------------------------------------------------
///  OVERVIEW OF ASSUMPTIONS  //////////////////////////////////////////////////
--------------------------------------------------------------------------------
SENSITIVITY CASE(1)

================================================================================

--------------------------------------------------------------------------------
FIVE YEAR PLAN

--------------------------------------------------------------------------------
Income Statement Assumptions
--------------------------------------------------------------------------------
Sales                        1.   LANGUAGE SERVICES BUSINESS SEGMENT:

                                  o    Language Instructions: Assumes 6.6%
                                       revenue growth in 2002-2004 (FY2000 level growth rate)

                                  o    Berlin Kids: Assumes $10MM, $12MM, and
                                       $14MM in revenue in 2002-2004
                                       respectively (approximately 25%-30% hair cut)

                             2.   GLOBALNET BUSINESS SEGMENT:

                                  Growth ceases beyond 2001, as we assume there would be no acquisition beyond 2001

                             3.   CORPORATE LEVEL:

                                  Maintained the same haircut ratio as the
                                  management projections
--------------------------------------------------------------------------------
EBITA                        1.   LANGUAGE SERVICES BUSINESS SEGMENT:

                                  EBITA margin has been modified from the
                                  Management Projections

                                  o    Language Instructions: Maintain FY2000
                                       level of margin

                                  o    ELS/BOC: Maintain FY2000 level or margin

                                  o    Berlin Kids: Assumes 10% in 2001-2004
                                       (20% haircut of FY2001 level)

                                  o    Franchise: Maintain FY2000 level of
                                       margin

                             2.   GLOBALNET BUSINESS SEGMENT:

                                  EBITA margin has been assumed to be maintained
                                  FY2000 level to FY2001 and 7.5% in 2002-2004
--------------------------------------------------------------------------------
Amortization of Intangible   o    Maintain FY2000 level assuming no acquisition
Assets                            thereafter
--------------------------------------------------------------------------------
Balance Sheet Assumptions
--------------------------------------------------------------------------------
Acquisition of GlobalNET     o    No additional acquisition by GlobalNET are
                                  assumed in 2001-2004
--------------------------------------------------------------------------------
Accounts Payable             o    Days outstanding maintained at FY2000 level
--------------------------------------------------------------------------------

NOTE
1. Source: Berlin's Five Year Business Plan as adjusted based on discussions with Berlin's management

MORGAN STANLEY DEAN WITTER